UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

CVB Financial Corp. President and Chief Executive Officer, Christopher D. Myers, will be presenting to various investors at the BMO Capital Markets 12th Annual California Bank Tour on Wednesday May 18, 2016. The event will take place at the Langham Hotel in Pasadena, CA. The May 2016 slide presentation updated to reflect first quarter 2016 financial information, is included as Exhibit 99.1 of this report. The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01	Other Events.

On May 17, 2016, CVB Financial Corp. (the “Company”) issued a press release relating to its President and Chief Executive Officer, Christopher D. Myers’ presentation of the slides in Exhibit 99.1 of this report during the BMO Capital Markets 12th Annual California Bank Tour at the Langham Hotel in Pasadena, CA on May 18, 2016. A copy of this press release is attached hereto as Exhibit 99.2 and is being furnished pursuant to this Item 8.01.

A copy of the slide presentation will be available on the Company’s website at www.cbbank.com under the “Investors” tab.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Copy of the CVB Financial Corp. May 2016 slide presentation, updated to reflect first quarter 2016 financial information, which its President and Chief Executive Officer, Christopher D. Myers, will utilize while presenting to various investors at the BMO Capital Markets 12th Annual California Bank Tour on Wednesday May 18, 2016 (furnished pursuant to Regulation FD).

99.2	Press Release dated May 17, 2016, announcing that Christopher D. Myers, President and Chief Executive Officer of CVB Financial Corp. will be presenting to various investors at the BMO Capital Markets 12th Annual California Bank Tour on Wednesday May 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: May 18, 2016
	By:	/s/ Richard C. Thomas
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Copy of the CVB Financial Corp. May 2016 slide presentation, updated to reflect first quarter 2016 financial information, which its President and Chief Executive Officer, Christopher D. Myers, will utilize while presenting to various investors at the BMO Capital Markets 12th Annual California Bank Tour on Wednesday May 18, 2016 (furnished pursuant to Regulation FD).

99.2	Press Release dated May 17, 2016, announcing that Christopher D. Myers, President and Chief Executive Officer of CVB Financial Corp. will be presenting to various investors at the BMO Capital Markets 12th Annual California Bank Tour on Wednesday May 18, 2016.